UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 3, 2012

FUQI INTERNATIONAL, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-33758	20-1579407
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5/F., Block 1, Shi Hua Industrial Zone Cui Zhu Road North Shenzhen, 518019 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Company’s telephone number, including area code: +86 (755) 2580-1888

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 6, 2012, Fuqi International, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the resignation of Eileen B. Brody and Victor A. Hollander, former directors of the Company
(the “Initial Form 8-K”). This Current Report on Form 8-K/A is being filed pursuant to Item 5.02(a)(3)(iii) of Form 8-K in order to: (1) update certain information under Item 5.02 of the Initial Form 8-K, and (2) file as an exhibit a letter received from Ms. Brody and Mr. Hollander pursuant to the opportunity to respond to the Initial Form 8-K granted to them under Item 5.02(a)(3)(ii) of Form 8-K. The information contained in this Current Report on Form 8-K/A supplements the information contained in Items 5.02 and 9.01 of the Initial Form 8-K. Otherwise, the Initial Form 8-K is restated herein in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2012, the Company received a letter from Ms. Brody and Mr. Hollander dated January 9, 2012 providing additional information regarding the circumstances regarding their resignation. A copy of their letter in response to the Initial Form 8-K (the “Response Letter”) is attached hereto as Exhibit 17.3 to this Current Report on Form 8-K/A. All descriptions of the contents of the Response Letter set forth in this Current Report on Form 8-K/A are qualified in their entireties by reference to the full text of the Response Letter. The Company believes that the information and description of the circumstances regarding their resignation as set forth in the Initial Form 8-K is fully responsive to any material points the Response Letter.

Cautionary Note

IN THE INTERESTS OF FULL AND COMPLETE DISCLOSURE AND THE REQUIREMENTS OF FORM 8-K, THE RESPONSE LETTER IS BEING FILED IN EXACTLY THE FORM IN WHICH IT WAS PROVIDED TO THE COMPANY, WITHOUT REDACTION OR MODIFICATION OF ANY KIND. THE COMPANY WISHES TO EMPHASIZE THAT THE RESPONSE LETTER REFLECTS THE THOUGHTS AND BELIEFS OF MS. BRODY AND MR. HOLLANDER. AS A RESULT, THE COMPANY TAKES NO RESPONSIBILITY FOR THE CONTENTS OF THE RESPONSE LETTER, INCLUDING ANY RESPONSIBILITY THAT MAY ARISE IN CONNECTION WITH ANY OF THE FORWARD-LOOKING STATEMENTS CONTAINED IN THE RESPONSE LETTER.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

17.3	Letter from Eileen B. Brody and Victor A. Hollander, dated January 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2012	FUQI INTERNATIONAL, INC.

	By:	/s/ Kim K. T. Pan
	Name	Kim K. T. Pan
	Title:	President, Chief Executive Officer, and Interim Chief Financial Officer